================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 28, 1997


                                  CLARCOR INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      1-11024            36-0922490
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission       (IRS Employer
of incorporation)               File Number)      Identification No.)

2323 Sixth Street, P.O. Box 7007, Rockford, Illinois        61125
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (815) 962-8867

                                     N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



================================================================================

Item 2.  Acquisition or Disposition of Assets.

        On February 28, 1997, United Air Specialists, Inc., an Ohio corporation ("UAS"), became a wholly-owned subsidiary of CLARCOR Inc., a Delaware corporation ("CLARCOR"), upon consummation of the merger (the "Merger") contemplated by the Agreement and Plan of Merger dated as of September 23, 1996 (the "Merger Agreement") among CLARCOR, CUAC Inc., a wholly-owned subsidiary of CLARCOR and UAS.

        Pursuant to the Merger Agreement, each share of common stock, without par value, of UAS ("UAS Common Stock") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (other than shares owned directly or indirectly by CLARCOR or UAS, which shares were cancelled) was converted into .3702116 of a share of common stock, par value $1, of CLARCOR ("CLARCOR Common Stock"), including the corresponding percentage of a right to purchase shares of Series B Junior Participating Preferred Stock of CLARCOR. Each holder of a certificate representing UAS Common Stock immediately prior to the Effective Time no longer has any rights with respect thereto, except the right to receive, upon surrender for exchange to the Exchange Agent (as defined in the Merger Agreement) of all such certificates held by such holder: (i) a certificate representing the number of whole shares of CLARCOR Common Stock into which his, her or its shares of UAS Common Stock have been converted, (ii) certain dividends and other distributions previously withheld in accordance with Section 1.7 of the Merger Agreement pending the exchange of stock certificate(s) and (iii) cash in lieu of any fractional share of CLARCOR Common Stock in accordance with Section 1.8 of the Merger Agreement. Cash distributions will not bear interest.

        A copy of the Press Release issued by CLARCOR on February 28, 1997 with respect to the Merger is attached hereto as Exhibit 20 and is incorporated herein by reference.

        The other information required by this item has been previously reported by CLARCOR and is included in the Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of its Registration Statement on Form S-4 (Registration No. 333-19735).

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

        Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, no financial statements of UAS are required to be filed herewith.

(b)  Pro forma financial information:

INTRODUCTION

        Except for the unaudited pro forma combined financial information set forth below (the "Unaudited Pro Forma Combined Financial Statements"), all pro forma financial information required by this item has been previously reported by CLARCOR and is included in the Proxy Statement/Prospectus.

        The Unaudited Pro Forma Combined Financial Statements have been presented to reflect the estimated impact on the historical Consolidated Financial Statements of CLARCOR of the Merger and the issuance of approximately 1,209,302 shares of CLARCOR Common Stock constituting the Share Issuance (as defined in the Proxy Statement/Prospectus). The Merger will be accounted for as a pooling of interests.

        The Unaudited Pro Forma Combined Statement of Income for the year ended November 30, 1996 assumes that the Merger had been consummated at the beginning of the earliest period presented. The Unaudited Pro Forma Combined Balance Sheet as of November 30, 1996 assumes that the Merger had been consummated on November 30, 1996.

        CLARCOR will take a one-time pre-tax charge covering the costs of the Merger for integrating the combined operations and for other unusual and nonrecurring items in the quarter in which the Merger is consummated. Such pre-tax charge, which is currently estimated to be approximately $3.0 million, will include: (i) the costs of integrating the businesses of the two companies;
(ii) the direct costs of the Merger, including the fees of financial advisors, legal counsel and independent auditors; (iii) the non-compete payments; and
(iv) other unusual and nonrecurring items. The after-tax cost of such charge is currently estimated to be approximately $1.8 million and such amount has been charged to Shareholders' Equity in the Pro Forma Combined Balance Sheet as of November 30, 1996. The estimated charge and the nature of the costs included therein are subject to change as CLARCOR's integration plan is developed and more accurate estimates become possible. Moreover, the after-tax cost of such estimated charge is likely to change depending upon the magnitude of the pre-tax charge, the nature of the costs included therein, the tax laws of the particular states and countries applicable to the entities incurring such costs and the tax-paying status of such entities.

        The Unaudited Pro Forma Financial Statements give effect only to the reclassifications and adjustments set forth in the accompanying Notes to Unaudited Pro Forma Combined Financial Statements and do not reflect any cost savings and other synergies anticipated by CLARCOR's management as a result of the Merger. The Unaudited Pro Forma Financial Statements are not necessarily indicative of the results of operations or the financial position which would have occurred had the Merger been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of CLARCOR's future results of operations or financial position.

        The Unaudited Pro Forma Financial Statements should be read in conjunction with the historical Consolidated Financial Statements of CLARCOR and UAS incorporated by reference or appearing elsewhere in the Proxy Statement/Prospectus.

                   UNITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF NOVEMBER 30, 1996
                           (DOLLARS IN THOUSANDS)


                                                                       HISTORICAL                   PRO FORMA (NOTE 1)
                                                             -----------------------------        --------------------------
                                                                CLARCOR           UAS
                                                             ------------     ------------
                                                                 AS OF           AS OF
                                                             NOV. 30, 1996    SEP. 30, 1996        ADJUSTMENTS      COMBINED
                                                             -------------   -------------        ------------     -----------
               ASSETS
               ------
Current assets:
  Cash and short-term cash investments ..................... $      17,372     $     1,193                          $    18,565
  Accounts receivable, net .................................        52,509           6,163                               58,672
  Inventories ..............................................        49,773           7,015                               56,788
  Prepaid expenses .........................................         1,476             523                                1,999
  Other ....................................................         3,249             633                                3,882
                                                             -------------     -----------        -------------     -----------
        Total current assets................................       124,379          15,527                   -          139,906
Plant assets, net ..........................................        78,586           5,888                               84,474
Marketable equity securities, at fair value ................         3,292               -                                3,292
Excess of cost over fair value of assets acquired,
  less accumulated amortization ............................        15,120             392                               15,512
Pension assets .............................................        12,453               -                               12,453
Other noncurrent assets ....................................        10,134             184                               10,318
                                                             -------------     -----------        -------------     -----------
                                                             $     243,964     $    21,991        $           -     $   265,955
                                                             =============     ===========        =============     ===========
                      LIABILITIES
                      -----------
Current liabilities:
  Current portion of long-term debt......................... $       6,928     $       691                                7,619
  Accounts payable .........................................        18,509           1,998                3,000          23,507
  Income taxes .............................................         3,252             643               (1,200)          2,695
  Accrued and other liabilities ............................        16,467           2,206                               18,673
                                                             -------------     -----------        -------------     -----------
        Total current liabilities ..........................        45,156           5,538                1,800          52,494
Long-term debt, less current portion .......................        35,522           7,857                               43,379
Long-term pension liabilities...............................         6,607              --                                6,607
Other long-term liabilities ................................         9,712             270                                9,982
Minority interests..........................................           908              --                                  908

                  SHAREHOLDERS' EQUITY
                  --------------------
Capital stock...............................................        14,875             963                               15,838
Retained earnings ..........................................       130,657           7,424               (1,800)(a)     136,281
Other shareholders' equity .................................           527             (61)                                 466
                                                             -------------     -----------        -------------     -----------
        Total shareholders' equity..........................       146,059           8,326               (1,800)        152,585
                                                             -------------     -----------        -------------     -----------
        Total liabilities and shareholders' equity ......... $     243,964     $    21,991        $          --     $   265,955
                                                             =============     ===========        =============     ===========



(1) Reflects the financial position of CLARCOR on a pro forma basis assuming the merger had been consummated on November 30, 1996.

        See Notes to Unaudited Pro Forma Combined Financial Statements.

               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED NOVEMBER 30, 1996
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                       HISTORICAL                   PRO FORMA (NOTE 1)
                                                             -----------------------------        --------------------------
                                                                CLARCOR           UAS
                                                             ------------     ------------
                                                              YEAR ENDED       YEAR ENDED
                                                             NOV. 30, 1996    SEP. 30, 1996        ADJUSTMENTS      COMBINED
                                                             -------------   -------------        ------------     -----------
INCOME STATEMENT DATA:
NET SALES................................................    $    333,388     $     40,660         $               $   374,048
   Cost of sales.........................................         239,119           26,586                             265,705
                                                             ------------     ------------         ------------    -----------
   Gross profit .........................................          94,269           14,074                   --        108,343
   Selling and administrative expenses...................          53,739           11,174                              64,913
                                                             ------------     ------------         ------------    -----------
OPERATING PROFIT.........................................          40,530            2,900                   --         43,430
   Interest expense......................................          (3,243)            (604)                             (3,847)
   Interest and dividend income..........................           1,130               --                               1,130
   Gain on sale of marketable securities.................           1,675               --                               1,675
   Other income (expense)................................             (73)             (75)                               (148)
                                                             ------------     ------------         ------------    -----------
EARNINGS BEFORE INCOME TAXES AND MINORITY
   INTERESTS.............................................          40,019            2,221                   --         42,240
   Provision for income taxes............................          14,896              695                              15,591
                                                             ------------     ------------         ------------    -----------
EARNINGS BEFORE MINORITY INTERESTS.......................          25,123            1,526                   --         26,649
   Minority interests in earnings of subsidiaries........            (145)              --                                (145)
                                                             ------------     ------------         ------------    -----------
NET EARNINGS.............................................    $     24,978     $      1,526         $         --    $    26,504
                                                             ============     ============         ============    ===========

Weighted Average Shares Outstanding......................          14,859                                 1,209         16,068
                                                             ============                          ============    ===========

Net earnings per share...................................    $       1.68                                           $     1.65
                                                             ============                                           ==========


(1) Reflects the results of operations of CLARCOR on a pro forma basis assuming the merger had been consummated at the beginning of the earliest period presented.

        See Notes to Unaudited Pro Forma Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

        The Unaudited Pro Forma Combined Statement of Income reflects CLARCOR's results of operations for the year ended November 30, 1996 on a pro forma basis assuming the Merger had been consummated at December 1, 1995. The Unaudited Pro Forma Combined Balance Sheet assumes that the Merger had been consummated on November 30, 1996.

        CLARCOR and UAS have fiscal year-ends of November 30 and June 30, respectively. In preparing the accompanying unaudited pro forma combined financial data, UAS's historical income statement was adjusted to a September 30 year-end date and UAS's September 30, 1996 balance sheet was used to more closely approximate CLARCOR's year-end. For ease of reference, the combined column in the Unaudited Pro Forma Financial Statements refers to the period-ended date of CLARCOR.

        CLARCOR's management believes that the assumptions used in preparing the Unaudited Pro Forma Combined Financial Statements provide a reasonable basis for presenting all of the significant effects of the Merger, that the pro forma adjustments give appropriate effect to those assumptions and that the pro forma adjustments are properly applied in the Unaudited Pro Forma Combined Financial Statements.

        The pro forma results are not indicative of the results of operations had the merger actually taken place at the beginning of the year or of future results of the combined companies.

NOTE 2. PRO FORMA ADJUSTMENTS

(a) Accounts Payable, Income Taxes and Retained Earnings -- See the fourth paragraph under "Introduction" above for information relating to the components of the estimated one-time pre-tax charge of $3.0 million ($1.8 million after-tax).

(b) Weighted Average Shares Outstanding -- Net Earnings Per Share of CLARCOR Common Stock is computed on the basis of the Weighted Average Shares Outstanding for each period. The Per Share Data is calculated assuming that the 1,209,302 shares of CLARCOR Common Stock constituting the Share Issuance were outstanding at the beginning of the earliest period presented.

(c)  Exhibits:

20 Press release issued by CLARCOR on February 28, 1997 with respect to the Merger.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       CLARCOR INC.



Date: February 28, 1997                By: Lawrence E. Gloyd
                                           -----------------------
                                           Lawrence E. Gloyd
                                           Chairman and Chief
                                           Executive officer

                                 EXHIBIT INDEX


                  The following Exhibit is filed herewith:


Exhibit

20 Press release issued by CLARCOR on February 28, 1997 with respect to the Merger.